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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 18, 2005

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

              OHIO                       1-2299               34-0117420
              ----                       ------               ----------
(State or Other Jurisdiction of     (Commission File        (I.R.S. Employer
Incorporation or Organization)           Number)           Identification No.)

                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  The Applied Industrial Technologies, Inc. 1997 Long-Term Performance Plan (the "Plan") is the registrant's omnibus plan under which the Executive Organization & Compensation Committee of the Board of Directors makes stock-based awards (including stock options) to the registrant's officers and directors. On December 17, 2004, the registrant effected a 3-for-2 stock split of its common stock. On January 18, 2005, the Executive Organization & Compensation Committee adopted resolutions in accordance with provisions of the Plan adjusting proportionately shares reserved for grant under the Plan to give effect to the 3-for-2 stock split, and also granted stock options to the non-employee directors.

                  A form of the Non-Statutory Stock Option Award Terms and Conditions (Directors) is filed as Exhibit 10 to this Form.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibit 10. Form of Non-Statutory Stock Option Award Terms and Conditions (Directors).


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                      (Registrant)


                                      By: /s/ Fred D. Bauer
                                          ---------------------------------
                                              Fred D. Bauer
                                              Vice President-General Counsel
                                                    & Secretary

Date:  January 21, 2005



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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   10             Form of Non-Statutory Stock Option Award Terms and
                  Conditions (Directors)